Exhibit 99.1

Corporate Presentation • January 2019 NASDAQ: CTRV

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our periodic reports filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger-scale clinical trials, the risk that we will not obtain approval to market our products, the risks associated with dependence upon key personnel and the need for additional financing. We do not assume any obligation to update forward-looking statements as circumstances change. This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with ContraVir or its affiliates. The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation.

Snapshot A Liver Disease Company Committed to developing therapeutic drugs for liver disease arising from chronic viral infection (HBV, HCV, HDV) and NASH (non-alcoholic steatohepatitis) “ Nearly 45% of all deaths in the developed world are attributed to some type of chronic fibroproliferative disease. Therefore, the demand for antifibrotic drugs that are both safe and effective is likely to be enormous...” – J Clin Invest. 2007 Mar;117(3):524-9. Common and unique mechanisms regulate fibrosis in various fibroproliferative diseases. Wynn TA Immunopathogenesis Section, National Institute of Allergy and Infectious Diseases, NIH, USA

Corporate Overview Products CRV431: Novel, high-potency, cyclophilin inhibitor that targets multiple stages of liver disease Anti-fibrotic, anti-viral, and anti-cancer properties (pleiotropic) Strong preclinical proof of concept Strong safety profile in preclinical and Phase 1 clinical studies Orally active, once daily Robust IP Built upon 30 years experience in this very specific field of chemistry TXL™: Novel, liver-targeting, lipid conjugate of tenofovir for chronic hepatitis B virus infection Phase 3-ready, 505(b)2 pathway Tenofovir (TDF), WHO Model List of Essential Medicines, 20th edition, March 2017 Available for licensing out

Viral Hepatitis (HBV/HCV/HDV) Collagen deposition (scarring) NAFLD/ NASH Alcohol INJURY/STEATOSIS Cell injury/death Stellate cell activation Cellular transformation and metastasis Inflammatory cell infiltration/activation INFLAMMATION FIBROSIS CIRRHOSIS/CANCER Liver Disease Targeting Common Pathways to End-Stage Liver Disease CRV431 demonstrates anti-viral, anti-fibrotic, and anti-cancer activities

Robust Pipeline of Treatments for Liver Disease Preclinical, Mid-, and Late-Stage Product Candidates Preclinical Phase 1 Phase 2 Phase 3 CRV431 NASH CRV431 Hepatitis B TXL™ Hepatitis B (out-licensing opportunity) “In our large combined tertiary center cohorts, patients with concomitant NASH and CHB had more advanced fibrosis, and shorter time to development of liver-related outcomes of death, compared to patients with CHB alone. Among patients with advanced fibrosis, superimposed NASH predicted poorer clinical outcomes in our cohort” H.S.J. Choi et al., Hepatology, 68(1, suppl.), 2018 * *

Experienced Scientific Leadership Scientific Advisory Board Carol L. Brosgart, M.D. (USA) Senior Advisor on Science and Policy, Division of Viral Hepatitis at CDC (Tenofovir Developer) Jordan Feld, M.D., M.P.H. (Canada) Clinician-scientist , Western Hospital Liver Clinic & McLaughlin-Rotman Centre for Global Health Philippe Gallay, Ph.D. (USA) Professor of Immunology, The Scripps Research Institute Jörg Petersen, M.D., Ph.D. (Germany) Professor of Medicine & Head of Liver Unity, Askepios Klinik St. George Fabien Zoulim, M.D., Ph.D. (France) Medical Director of Hepatology Dept, Hospices Civils de Lyon and Scientific Director of the Dept of Immunology & Virology Nikolai V. Naoumov, M.D., Ph.D. (Switzerland, UK) Executive Director, Hepatology Science and Innovation at Novartis Pharma AG, Global Drug Development Henry Chan Lik Yuven, M.D. (Hong Kong) External Affairs - Assistant Dean, Chinese University of Hong Kong Professor, Department of Medicine and Therapeutics Director, Centre for Liver Health Director, Office of Global Engagement Jin-Lin Hou, M.D. (China) Director and Professor of the Hepatology Unit and Department of Infectious Diseases, Nanfang Hospital, Southern Medical University

# Viral Hepatitis
## Anti-HBV and HCV Activities

8

CRV431 anti-viral activities toward hepatitis B virus (HBV) and hepatitis C virus (HCV) expected to reduce liver disease arising from viral hepatitis

### HBV
CRV431 decreases several HBV markers in cell culture and an animal model, including HBV DNA, HBsAg, HBeAg, cccDNA, and pgRNA.

### HCV
CRV431 inhibits HCV replication by blocking cyclophilin A - NS5A binding.

PLoS One. 2015 Aug 11;10(8):e0134707.
*The Novel Cyclophilin Inhibitor CPI-431-32 Concurrently Blocks HCV and HIV-1 Infections via a Similar Mechanism of Action.*
Gallay PA, Bobardt MD, Chatterji U, Trepanier DJ, Ure D, Ordonez C, Foster R

NASDAQ: CTRV

ContraVir

HBV Despite vaccine, there is no curative treatment Up to 25% of people with chronic HBV infection die prematurely from liver failure, cirrhosis, or liver cancer HBV-related ESLD or HCC responsible for >0.5-1 million deaths per year, currently represent 5-10% of liver transplant cases Cumulative sales in the United States, the EU Five, and Japan is expected to exceed $200 billion over the next 20 years4 Market Potential 4 William Blair Report 2016 15% growth in chronic HBV patients in the U.S. through 20332 2DataMonitor 2014 250M chronic HBV patients worldwide1 800K HBV-related deaths per year (cirrhosis, HCC)3 1 World Health Organization (WHO) 3Lozano R, et al. Lancet 2012;380:2095-128

10

# Hepatitis B

## Finding a Functional Cure

**Current Therapies**
virus-targeting nucleotide analogs and host-targeting interferons

→ Viremia (virus in blood) reduced below detection threshold but HBV persists in liver

*Current vaccines prevent new infections but do no eradicate HBV from patients with existing chronic infection*

**Future Therapies**
virus-targeting and host-targeting compounds

→ Eradication of intrahepatic HBV cccDNA and HBsAg directly and/or through restoration of anti-HBV immunity

**The New Goal of HBV Therapy**

**HBV Cure**

**>$200 billion**

**Potential global market for a curative regimen**
(cumulative, over 20 years)[1]

**Limited efficacy of current antiviral treatments towards cure highlights need for new therapeutics in HBV**

NASDAQ: CTRV

[1]William Blair & Co.2016

ContraVir

# Hepatitis B Portfolio
## Highlights

11

### CRV431 – First-In-Class Host-Targeting Compound

**Novel Cyclophilin Inhibitor**

- Prevents cyclophilin involvement in HBV life cycle
- Likely to be active against all HBV genotypes
- Likely high threshold to HBV resistance
- Best-in-class potency, optimized selective index

**Strong Preclinical Profile**

- Blocks HBV entry into liver cells
- Decreases HBV DNA, HBsAg, HBeAg, and cccDNA
- Increases anti-viral immunity
- Anti-viral activity also toward HCV, HDV, and HIV-1
- Anti-viral plus anti-fibrotic activities in animal models

**Promising Component of Functional Cure Combinations**

- Multiple modes of action complement licensed and investigational treatments

### TXL™ - Virus-Targeting Nucleotide Analog

**Highly Potent Lipid Prodrug of Tenofovir**

- Enhanced liver targeting is expected to improve safety and drive efficacy at a lower target dose
- Decreased potential for renal and bone toxicity vs. Viread® (TDF)

**Phase 2a Study Completed (vs. TDF)**

- Achieved proof-of-concept and met all clinical endpoints
  - Comparable antiviral activity to TDF at lower dose
- First HBV compound to receive orphan designation for pediatric patient population

**Clinical Development Program**

- FDA agreement to streamline development using 505(b)(2) Regulatory Pathway

**Composition of matter coverage up to 2031**

NASDAQ: CTRV

ContraVir

CRV431 and TXL™ Anti-HBV Mechanisms and Actions CRV431 Blocks HBV binding to NTCP receptor Removes cyclophilin A from HBV particles (current model) TXL™ Blocks pgRNA-to-DNA production CRV431 Blocks infection of newly replicated hepatocytes “Unmasks” antiviral immunity – increases antiviral sensing and interferon responses, leading to reductions in HBV DNA, HBsAg, HBeAg, pgRNA, and cccDNA TXL™ Reduction in circulating virions MECHANISM ACTION

13

# Combination Platform
## HBV

### CRV431 and Nucleotide Analog Combination Shows *In Vitro* Synergistic Activity

Demonstrates distinct, complementary MOA

**Snapshot of Synergy in AD38 cells (*in vitro*)**



% Inhibition HBV DNA
100
50
0
1
10
100
1000
Drug nM
*Observed* TXL + CRV431 combination synergy
*Expected* additive inhibition
CRV431 alone
TXL alone

**Moderate to strong synergy observed in 3 different cell lines: AD38, DE19 and DES19**

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ContraVir

Anti-HBV Activity in HBV Transgenic Mice

14

CRV431 and TXL™

- CRV431 and TXL reduce HBV DNA. Combination treatment shows additive-to-synergistic efficacy.
- CRV431, but not TXL, reduces HBsAg.



HBV DNA
HBV DNA copies per mg liver
250,000
200,000
150,000
100,000
50,000
0
13%↓
P = 0.0045
91%↓
55%↓
97%↓
80%↓
P ≤ 0.0001 vs vehicle
Vehicle
10 m/k/d CRV431
50 m/k/d CRV431
5 m/k/d TXL
10 m/k/d TXL
10 m/k/d CRV431 + 5 m/k/d TXL



HBsAg
HBsAg ng/ml serum
1,200
1,000
800
600
400
200
0
25%↓
P ≤ 0.0001
Vehicle
10 m/k/d CRV431
50 m/k/d CRV431
5 m/k/d TXL
10 m/k/d TXL
10 m/k/d CRV431 + 5 m/k/d TXL

NASDAQ: CTRV

ContraVir

# Tenofovir Exalidex (TXL™)
## Target Organ (Liver) Specificity

15

### TXL™ - Third Generation Tenofovir

**Whole Body Radiography**
**Liver vs Kidney Targeting**

24-hr ADME with 14 C-labeled TDF, TAF, TXL



4.2x
2.8x
1.5x
2
1
0
Liver:kidney ratio µg-eq/g
TDF
TAF
TXL
LIVER TARGETING
KIDNEY TARGETING

Lee et al. (2005) Selective intracellular activation of a novel prodrug of the human immunodeficiency virus reverse transcriptase inhibitor tenofovir leads to preferential distribution and accumulation in lymphatic tissue. *Antimicrob Agents Chemother.* 49(5): 1898-906.

Tippin (2010) Quantitative Tissue Distribution of Drug-Related Material Using Whole-Body Autoradiography and Biliary Excretion Following a Single 2 mg/kg or 20 mg/kg Oral Dose or a Single 2 mg/kg Intravenous Infusion of [14C]CMX157 to Male Long-Evans Rats. Study CMX 157-NCA-008-RPT-01

NASDAQ: CTRV

ContraVir

Currently Marketed Safe and effective in treatment of chronic HBV and HIV Nucleotide analog reverse transcriptase inhibitor Tenofovir Compounds First Generation Tenofovir Disoproxil Fumarate (TDF) Brand name: Viread® Bioavailability is about 25% (fasting), with systemic exposure increased by 40% with high fat meals Light meals do not significantly impact the PK of TDF TDF is unstable and high systemic blood levels of TFV linked to kidney and bone toxicities Second Generation Tenofovir Alafenamide Fumarate (TAF) Brand name: Vemlidy® Must be taken with food to enhance absorption across the gut TAF exposures (AUC) increased by 1.65 fold with food (e.g., 25 mg TAF with food equivalent exposure to approximately 40 mg fasting) Increases lipids / abnormalities over that observed with TDF Serum amylase Hepatic flares TDF and TAF both initially designed for treatment of HIV

TXL™ De-Risked Development Asset Well-tolerated up to 100 mg daily, with no safety signal No dose adjustments for patients with severe renal impairment Potential for decreased bone and kidney toxicity Profile consistent with target organ specificity (liver) resulting in fewer “off-target” effects Significantly lower levels of systemically circulating tenofovir in blood 50 mg/day TXL™ comparable to Viread® 300 mg/day Formulation optimization to enhance liver targeting to lower mg potency and continue expanding strong safety profile Stand-alone product and backbone to functional cure based on strong safety and efficacy profile Economically attractive for potential partners as a Phase 3-ready asset May not be required to be taken with food Potential to offer “best-in-class” target organ specificity (liver) Potent Antiviral Activity at Lower Doses Favorable Pharmacokinetics Compared to Viread® Safety Profile Strong Candidate to be Partner of Choice

NASH Currently no approved drug treatments for NASH Second leading etiology of hepatocellular carcinoma and liver transplantation in the United States 4 HCC is 5th most common cancer in men and 7th most common cancer in women. HCC contributes approximately 5.6% of all human cancers. HCC annual global incidence is >500,000 and 5-year survival of 10% Projected $20 - $35 billion 2025 global NASH market5 Market Potential 4Perumpail B, et al. World J Gastroenterology 2017; 23:8263-76 5 Douglas Johnson Report 2018 46%* growth in global NASH prevalence 2017 - 20252 2 Global Non-Alcoholic Steatohepatitis Market Size, Market Share, Application Analysis, Regional Outlook, Growth Trends, Key Players, Competitive Strategies and Forecasts, 2017 to 2025 300M NASH patients worldwide1 280K NASH-related deaths per year (cirrhosis, HCC)3 1 Epidemiological reviews ( 4% global population) 3Based on Estes C, et al. J Hepatology 2018; 69:896-904

NASH A Rapidly Growing Liver Disease With No Approved Drug Therapies 1Douglas Johnson Report 2018 >$20 billion Projected annual global market for NASH treatments (2025 projected)1 Meeting an unmet need Estimated global prevalence of NASH is 4% of the population and growing Supportive medications limited to treating co-morbidities, e.g. diabetes, hypertension Current Therapies No specific NASH drugs Goals are to inhibit progression and/or promote regression of disease Future Therapies Targeting lipid metabolism, cell stress/death, inflammation, fibrosis, cancer NASH therapies

20

# CRV431 in NASH

## Cyclophilin Inhibitors Target Multiple Liver Disease Stages

### INJURY/STEATOSIS

- Antiviral activity (HBV, HCV, HDV, HIV-1)
- Suppress cell death by inhibiting mitochondrial pore regulator, cyclophilin D

### INFLAMMATION

- Suppress pro-inflammatory pathways mediated by extracellular cyclophilin A binding to CD147

### FIBROSIS

- Reduce collagen production from hepatic stellate cells
- Reduce collagen hydroxylation and crosslinking
- Increase collagenase

### CIRRHOSIS/CANCER

- Block cancer cell adaptation to hypoxia
- Suppress metastasis-related gene expression
- Reduce cell proliferation


NAFLD/
NASH
Alcohol
Viral
Hepatitis
(HBV/HCV/HDV)
Cell injury/death
Stellate cell
activation
Collagen
deposition
(scarring)
Cellular
transformation
and metastasis
Inflammatory cell infiltration/activation

NASDAQ: CTRV

ContraVir

21

CRV431 Anti-Inflammatory/Steatosis
Activity in NASH Mice


Healthy liver
Steatosis
Steatohepatitis
Fibrosis/cirrhosis
HCC
3, 6, or 11 weeks oral CRV431 treatment


NAFLD Score
(steatosis + inflammation + ballooning)
10
8
6
4
2
0
Vehicle
5 mg/ kg/day CRV431
20 mg/ kg/day CRV431
Vehicle
50 mg/ kg/day CRV431
p = 0.03
Vehicle
50 mg/ kg/day CRV431

STUDY #1: Stelic Institute (Japan)
3-week, oral CRV431 treatment

STUDY #2: Scripps Institute (USA)
6-week, oral CRV431 treatment

STUDY #3: Scripps Institute (USA)
11-week, oral CRV431 treatment

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ContraVir

CRV431 Anti-Fibrotic Activity in NASH Mice STUDY #1: Stelic Institute (Japan) 3-week, oral CRV431 treatment STUDY #2: Scripps Institute (USA) 6-week, oral CRV431 treatment Magnitude of anti-fibrotic effects are similar to other NASH drugs in development STUDY #3: Scripps Institute (USA) 11-week, oral CRV431 treatment 3, 6, or 11 weeks oral CRV431 treatment 0.0 0.5 1.0 1.5 2.0 2.5 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) Vehicle ns p < 0.01 5 mg/ kg/day CRV431 20 mg/ kg/day CRV431 0 1 2 3 4 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) p = 0.03 Vehicle 50 mg/ kg/day CRV431 0 2 4 6 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) p = 0.01 Vehicle 50 mg/ kg/day CRV431

CRV431 for Liver Disease Liver morphology in NASH Mice Vehicle treatment, 11 weeks (enlarged fatty liver) CRV431 treatment, 50 mg/kg, PO, 11 weeks (normalized liver)

CRV431 Anti-Cancer Activity in NASH Mice STUDY: Scripps Research Institute (USA) 10-week, oral CRV431 treatment 44% reduction in tumor number; 52% reduction in tumor score, reflecting number and size of tumors Score = 0 (no nodules) Score = 7 (many large nodules) 10 weeks oral CRV431 treatment Vehicle CRV431 0 5 10 15 Number of Tumor Nodules N u m b e r o f n o d u l e s p e r l i v e r p = 0.05 Vehicle CRV431 0 1 2 3 4 5 6 7 Tumor Score (number x size) H C C n o d u l e s c o r e p = 0.02

Single Ascending Dose (SAD) Study (CTRV-CRV431-101) Objectives To evaluate the safety and tolerability of single oral doses of CRV431 at increasing dose levels To evaluate the pharmacokinetics of CRV431 Design Randomized, Partially blinded, Placebo-controlled, sequential SAD Study in healthy volunteers * 375 mg group was repeated N = 40 (30 CRV431; 10 Placebo) CRV431 525 mg CRV431 375 mg* CRV431 225 mg CRV431 75 mg SAD Healthy Subjects

26

CRV431

Mean Pharmacokinetic Parameters

Dose	$T_{max, h}$ (range)	$C_{max, ng/mL}$ (SD)	AUC_{∞}, ng.h/mL (SD)	t½, h (SD)
75 mg	4 (2-10)	334±106	20,917±3,780	73.6±15.2
225 mg	1.3 (1-2)	1,368±221	84,422±32,373	97.3±18.4
375 mg	1.5 (1-3)	1,488±176	103,833±30,916	110.8±36.2
525 mg	1 (1-1)	1655±250	102,087±43,612	98.5±24.1


CRV431 SAD
150000
100000
50000
0
0
100
200
300
400
Dose (mg)

Goodness of Fit	
R square	0.914
Sy.x	18001

- Drug exposure is linear up to 375mg (r^2=0.914)
- Pharmacokinetic profile supports once daily dosing.

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ContraVir

Safety Profile and Conclusions Safety Profile No SAE’s were reported in the SAD Study AE’s from the SAD study have been mild to moderate and mostly unrelated to study drug There were no Grade 3 or Grade 4 laboratory abnormalities Vital signs and ECGs were unremarkable Conclusions In the SAD doses were tested up to 525 mg with no concerns The collective data from the SAD demonstrate a favorable pharmacological, pharmacokinetic, and safety profile for CRV431 with acceptable safety margins that support the proposed clinical development program SAD Study

CRV431 Advantages in Treating Liver Disease First-in-class cyclophilin inhibitor Broad range of liver-protective mechanisms due to targeting multiple cyclophilins The only investigational drug targeting both CHB and NASH Later-stage disease focus (fibrosis, HCC) differentiates CRV431 from most NASH compounds in development Accumulates to 5-fold higher concentrations in the liver compared to blood Excellent safety profile in preclinical and clinical studies is backed up by approximately 35 years of cyclosporine A experience Of the histologic features of NASH, fibrosis is considered the strongest predictor of adverse clinical outcomes, including liver-related death. the FDA encourages sponsors to focus drug development on the area of greatest need and potential effect on health (i.e., non-cirrhotic NASH with liver fibrosis). Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment FDA Guidance for Industry December 2018

Financials and Value Drivers

Financial Share Statistics Trading Symbol NASDAQ:CTRV Stock Price (11/19/18) $0.51 52-Week Range $0.46 - $4.32 Avg. Volume .350M Cash (9/30/18) $9.0M Current Capital Structure – 9.30.18 16.3M shares of common 0.8M options for common 7.6M warrants for common 85,581 shares of preferred series A 2,253 shares of preferred series C Metrics

Value Strategic Focus Develop CRV431 for liver disease including fibrosis and HCC while addressing HBV as risk factor Outlicense/partner TXL™ Experienced Team and Advisors Significant expertise in drug discovery and development Recognized global leaders Drivers

Thank You Corporate Contact: Robert Foster rfoster@contravir.com Investor Relations: Stephen Kilmer skilmer@contravir.com Tel: 646.274.3580

Severity Relationship to Drug Adverse Event Description Treatment Number of Subjects With TEAE Number of TEAE G1 G2 Unrelated Related Scratchy throat 75 mg 1 1 1 0 0 1 Extreme craving for salt 75 mg 1 1 1 0 0 1 Pustules 75 mg 1 1 1 0 1 0 Pruritus 225 mg 1 2 2 0 2 0 Dry skin 225 mg 1 2 2 0 2 0 Papular rash 225 mg 1 1 1 0 1 0 Pain 375 mg 1 1 1 0 0 1 Constipation 375 mg 2 2 2 0 0 2 Pain 375 mg 1 1 1 0 0 1 Headache 375 mg 1 1 1 0 1 0 Vasovagal reaction related to blood draw 375 mg 1 1 1 0 1 0 Vulvovaginal candidiasis 375 mg 1 1 0 1 0 1 Dysmenorrhea 525 mg 1 1 0 1 0 1 Pain at venipuncture site, right antecubital 525 mg 1 1 1 0 1 0 Constipation 525 mg 1 1 1 0 0 1 Rhinorrhea 525 mg 1 1 1 0 1 0 Sneezing 525 mg 1 1 1 0 1 0 Headache 525 mg 1 1 1 0 1 0 SAD Study – CRV431 Adverse Events NOTE: TEAE = Treatment Emergent Adverse Events; G1 = Grade 1, Mild; G2 = Grade 2, Moderate

Severity Relationship to Drug Adverse Event Description Treatment Number of Subjects With TEAE Number of TEAE G1 G2 Unrelated Related Papular rash Placebo 1 1 1 0 0 1 Pruritus Placebo 1 1 1 0 0 1 Chapped lips Placebo 1 1 1 0 1 0 Vasovagal reaction related to blood draw Placebo 1 1 0 1 1 0 Nausea Placebo 1 1 1 0 1 0 Pain at venipuncture site, right antecubital Placebo 1 1 1 0 1 0 Chest discomfort with eating Placebo 1 1 1 0 1 0 Somnolence Placebo 1 1 0 1 1 0 Pain Placebo 1 1 1 0 1 0 Decreased appetite Placebo 1 1 1 0 1 0 Eructation Placebo 1 1 1 0 1 0 Sensation of object in throat Placebo 1 1 1 0 1 0 Headache Placebo 1 1 1 0 1 0 Vomit Placebo 2 2 2 0 2 0 Burning sensation, throat Placebo 1 1 1 0 1 0 SAD Study - Placebo Adverse Events NOTE: TEAE = Treatment Emergent Adverse Events; G1 = Grade 1, Mild; G2 = Grade 2, Moderate